UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event report) June 29, 2007
CITIZENS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

KENTUCKY	0-20148	61-1187135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12910 SHELBYVILLE ROAD
LOUISVILLE, KENTUCKY 40243
(Address of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                           (502) 244-2420

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On June 29, 2007, the Registrant borrowed $130,000 from Darrell R. Wells, an executive officer, director and shareholder of the Registrant.  These funds are to be used for working capital purposes (including debt service on the outstanding loans made by Mr. Wells to the Registrant) and to permit maintaining the Registrant’s existing investment portfolio and other liquidity.  The loan is unsecured and has a maturity of June 30, 2008.  The loan was made pursuant to a Discretionary Revolving Line of Credit Note, under which the Registrant may borrow, repay in whole or in part, and reborrow up to $7,500,000 in Mr. Wells’ sole discretion.  This loan is on the same terms, in all material respects, as a $5,630,000 loan from Mr. Wells to the Registrant made pursuant to a Third Amended, Consolidated and Restated Promissory Note dated April 2, 2007, which it supersedes.  A copy of the Third Amended, Consolidated and Restated Promissory Note was filed as Exhibit 10.37 to the Registrant’s Form 8-K dated April 2, 2007.

The note has an initial principal balance (including prior advances) of $5,760,000 and interest in the amount of approximately $132,700 will be payable for the period ending June 30, 2007.

The note includes a call feature permitting Mr. Wells to demand repayment of the entire outstanding balance of the note at any time upon not less than 90 days written notice.  Initially, the loan bears interest at nine and one-quarter percent (9.25%) per annum payable on the first day of each calendar quarter (beginning July 1, 2007).  The rate will adjust on each interest payment date so as to equal the greater of six percent (6%) or one percent (1%) over a named bank’s prime rate on that date.  In the event of a default on the loan, Mr. Wells may, at his option, accelerate the entire principal balance of and all accrued interest on the loan and increase the rate of interest applicable to the entire unpaid principal balance of the loan by four percent (4%).

Mr. Wells is the Registrant’s principal shareholder, chairman of its Board of Directors, and President and Chief Executive Officer.

A copy of the Discretionary Revolving Line of Credit Note, which also evidences the loan from Mr. Wells to the Registrant made on June 29, 2007, is attached hereto as Exhibit 10.38 and incorporated by reference herein.

Section 2 - Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

(a)           On June 29, 2007, the Registrant borrowed $130,000 from Darrell R. Wells, an executive officer, director and shareholder of the Registrant.  The loan is unsecured and has a maturity of June 30, 2008.  The note evidencing the loan includes a call feature permitting Mr. Wells to demand repayment of the entire outstanding balance of the note at any time upon not less than 90 days written notice.

See the disclosures under Item 1.01 above for the other material terms of the loan from Mr. Wells.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number                                                   Description of Exhibit

10.38	Discretionary Revolving Line of Credit Note ($7,500,000) to Darrell R. Wells dated as of June 29, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Corporation
Registrant
Date:  June 29, 2007

By:	/s/ Len E. Schweitzer
Len E. Schweitzer
Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.38	Discretionary Revolving Line of Credit Note ($7,500,000) to Darrell R. Wells dated as of June 29, 2007